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                                                                   EXHIBIT 10.16

                                FIRST AMENDMENT

                                       TO

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") dated as of July 28, 1998 is entered into by and among XOOM, Inc., a Delaware corporation ("XOOM"), XOOM GBT Merger Corp., a California corporation (the "Company"), and Robert Kohler ("Shareholder").

                                    RECITALS

          A. Pursuant to an Agreement and Plan of Merger dated June 11, 1998 (the "Agreement"), Global Bridges Technologies, Inc., a California corporation, was merged into the Company, with the Company as the surviving entity.

          B. XOOM, the Company and the Shareholder now wish to amend certain provisions of the Agreement relating to the consideration payable to Shareholder pursuant to the Agreement.


          NOW THEREFORE, THE PARTIES HEREBY AMEND THE AGREEMENT AS FOLLOWS.



          1.  Definitions.  Capitalized terms used herein and not otherwise
              -----------
defined shall have the meanings given them in the Agreement.

          2.  Amendments.
              ----------

              (a) Section 2.3 of the Agreement is hereby amended by adding new subsections (d), (e), (f), (g) and (h) to read as follows:

                      (d)  Additional Shares. In addition to the XOOM Common
                           -----------------
              Stock issued to Shareholder pursuant to Section 2.3(a), Shareholder shall, as of the date hereof, be issued 25,956 shares
                                                                  ------
              of XOOM Stock as part of the Merger Consideration.

                      (e)  Certain Definitions.  For purposes of Section 2.3:
                           -------------------

                           (i) a "Member" is a person who has subscribed to XOOM's website by selecting a subscriber name, providing an active e-mail address and a zip code or country and given permission for XOOM to include such person in its e-mail distributions, and Shareholder shall be deemed to have "closed" a transaction bringing in new Members if (A) the
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          transaction identified by Shareholder is closed and (B) Shareholder has made himself reasonably available to assist XOOM, if so requested, to close such transaction.

                    (ii) "Fair Market Value" means the price per share set forth on the cover of the prospectus for the XOOM's initial public offering ("IPO").

               (f)  Additional Members. After the date hereof, Shareholder shall
                    ------------------
          attempt to close transactions that generate, in the aggregate, in excess of one million (1,000,000) new Members.

               (g)  Additional IPO Consideration.  Upon the closing of an
                    ----------------------------
          IPO prior to fulfillment of the vesting targets set forth in Section 2.3(h), Shareholder shall be issued shares of XOOM Common Stock having a Fair Market Value of $200,000, together with $130,000 in cash, in full satisfaction and in lieu of any additional shares owed to Shareholder pursuant to Section 2.3(h).


               (h)  Vesting Targets.  If  XOOM closes any of the
                    ---------------
          Transactions described in Section 2.4(iii) or (iv) or (v) prior to or after the deadline for Shareholder's closing transactions that generate, in the aggregate, in excess of one million (1,000,000) new Members for XOOM, which is June 10, 2000; provided, however, that at
                                                    --------- -------
          least 500,000 new Members shall have subscribed to XOOM's services no later than December 31, 1998, and Shareholder has timely met such new Member achievement target, then Shareholder shall be issued an additional 25,956 shares of XOOM Common Stock, which shall be subject
                     ------
          to the restrictions on XOOM Common Stock in this Agreement, and XOOM shall have no further liability pursuant to above subsection (g).

          (b) Section 2.2 of the Agreement is amended by changing the reference to "Section 2.3(d)" in the fifteenth line thereof to "Section 2.4" and the reference to "Section 2.3" in the twenty-first line thereof to "Section 2.4."

     3.   No Other Changes.  All other provisions of the Agreement shall remain
          ----------------
in full force and effect

     4.   Counterparts.  This Amendment may be executed in counterparts, each of
          ------------
which shall be deemed an original which, when taken together, shall be deemed one document.


     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

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                              THE COMPANY:


                              XOOM GBT Merger Corp.


                              By: /s/ Laurent Massa
                                  -------------------------------------
                                  Name: Laurent Massa
                                  Title: CEO

                              XOOM:


                              XOOM, Inc.


                              By:/s/ Laurent Massa
                                 --------------------------------------
                                 Name: Laurent Massa
                                 Title: CEO

                              THE SHAREHOLDER:



                              /s/ Robert Kohler
                              -----------------------------------------
                              Robert Kohler

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